UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 27, 2013

WPCS INTERNATIONAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Uwchlan Avenue, Suite 301, Exton, PA 19341

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 903-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On December 19, 2013, WPCS International Incorporated (the “Company”) received conversion notices to issue an aggregate of 69,948 shares of its common stock, par value $0.0001 per share (“Common Stock”) to two investors upon the conversion of $13,784 of principal face value secured convertible notes issued December 5, 2012.

On December 27, 2013, the Company received conversion notices to issue an aggregate of 5,888,943 shares of Common Stock to seven investors upon the conversion of $1,167,656 of principal face value secured convertible notes issued December 5, 2012.

On December 30, 2013, the Company received conversion notices to issue an aggregate of 456,290 shares of Common Stock to two investors upon the conversion of $90,000 of principal face value secured convertible notes issued December 5, 2012.

All of the shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

As of the close of business on December 30, 2013, the Company had 12,051,003 shares of Common Stock deemed issued and outstanding, and the outstanding balance of the principal face amount of the secured convertible notes was $1,266,560.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective at the close of business on December 31, 2013, Myron Polulak (“Polulak”) resigned as Executive Vice President of the Company. Pursuant to a separation agreement with Polulak, through April 30, 2014, the Company shall continue to pay Polulak his current base salary and provide medical and other insurance benefits.

Item 7.01.	Regulation FD Disclosure.

On December 31, 2013, the Company issued a press release discussing new contracts, an update on operations with the recently acquired BTX Trader subsidiary and recent operational and corporate developments. A copy of the press release that discusses these matters is filed as Exhibit 99.01 to, and incorporated by reference in, this report.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.01, is furnished pursuant to, and shall not be deemed to be "filed" for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information contained in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.  By filing this Current Report on Form 8-K and furnishing the information contained in this Item 7.01, including Exhibit 99.01, the Company makes no admission as to the materiality of any such information that it is furnishing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	Press Release, issued by WPCS International Incorporated on December 31, 2013.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: December 31, 2013	By: /s/ JOSEPH HEATER
Joseph Heater
Chief Financial Officer